SCHEDULE 14A
                                   INFORMATION
                     Information Required in Proxy Statement

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant                              [X]
Filed by a Party other than the Registrant           [_]

Check the appropriate box:
[_] Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[_] Definitive Additional Materials
[_] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                              TOMBSTONE CARDS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                      None
--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]      No fee required.
[_]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
         1)     Title of each class of securities to which transaction applies:
         2)     Aggregate number of securities to which transaction applies:
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         4)     Proposed maximum aggregate value of transaction:
         5)     Total fee paid:
[_]      Fee paid previously with preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         1)       Amount Previously Paid:
         2)       Form, Schedule or Registration Statement No.:
         3)       Filing Party:
         4)       Date Filed:

                              Tombstone Cards, Inc.
                              5380 Highlands Drive
                               Longmont, CO 80503
                                 (303) 684-6644



                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the shareholders of Tombstone Cards, Inc.:

     An annual Meeting of Shareholders of Tombstone Cards, Inc. (the "Company") will be held at the law offices of Michael A. Littman, 7609 Ralston Road, Arvada, CO 80002 at 10:00 a.m., Mountain Time on July 24, 2008 for the purposes of:

     1. To elect three persons to the Board of Directors for the ensuing year;

     2. To authorize a change in the name of this corporation to Tombstone Technologies, Inc. (requires an amendment to the Articles of Incorporation);

     3. To authorize the creation of Preferred Stock (requires an amendment to the Articles of Incorporation); and

     4. To ratify the appointment of our auditors, Cordovano and Honeck LLP.

     All shareholders are invited to attend the meeting. Shareholders of record at the close of business on June 26, 2008, the record date, fixed by the Board of Directors, are entitled to notice of and to vote at the meeting. A complete list of shareholders entitled to notice of and to vote at the meeting will be available for examination by shareholders beginning 10 days prior to the meeting for any purpose germane to the meeting during normal business hours at the Law Offices of Michael A. Littman, 7609 Ralston Road, Arvada, CO 80002.

         The Company's Annual Report to Stockholders for the year ended December 31, 2007 accompanies this Notice of Annual Meeting and Proxy Statement.

         All stockholders, whether or not they expect to attend the Meeting in person, are requested either to complete, date, sign, and return the enclosed form of proxy in the accompanying envelope or to record their proxy by other authorized means. The proxy may be revoked by the person executing the proxy by filing, with the Secretary of the Company, an instrument of revocation or duly executed proxy bearing a later date, or by electing to vote in person at the meeting.

         Whether or not you intend to be present at the meeting, please sign and date the enclosed proxy and return it in the enclosed envelope.

                                          By Order of the Board of Directors


                                          /s/ John N. Harris
                                          President and Chief Executive Officer

June 30, 2008

                              Tombstone Cards, Inc.
                              5380 Highlands Drive
                               Longmont, CO 80503
                                 (303) 684-6644

                                 ---------------
                                 PROXY STATEMENT
                                 ---------------

                 PROXIES ARE BEING SOLICITED BY THE COMPANY, AND
             YOU ARE REQUESTED TO SUBMIT YOUR PROXY TO THE COMPANY.

Solicitation and Revocability of Proxy

         This proxy statement ("Proxy Statement") and the accompanying proxy ("Proxy") is furnished in connection with the solicitation by the Board of Directors (the "Board") of Tombstone Cards, Inc., a Colorado corporation (the "Company"), for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at 7609 Ralston Road, Arvada, CO 80002 on July 24, 2008 at 10:00 a.m., Mountain Time, and for any postponement or adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

         The Company will bear the cost of solicitation of proxies. In addition to the solicitation of proxies by mail, certain officers, agents and employees of the Company, without extra remuneration, may also solicit proxies personally by telephone, telefax or other means of communication. In addition to mailing copies of this material to shareholders, the Company may request persons, and reimburse them for their expenses in connection therewith, who hold stock in their names or custody or in the names of nominees for others, to forward such material to those persons for whom they hold stock of the Company and to request their authority for execution of the proxies.

         A shareholder who has given a Proxy may revoke it at any time prior to its exercise by giving written notice of such revocation to the Secretary of the Company, executing and delivering to the Company a letter dated Proxy reflecting contrary instructions or appearing at the Annual Meeting and voting in person.

         The mailing address of the Company's principal executive office is 5380 Highlands Drive, Longmont, CO 80503, and its telephone number at this office is
(303) 684-6644.

Shares Outstanding, Voting Rights and Proxies

         Holders of shares of the Company's common stock (the "Common Stock") of record at the close of business on June 26, 2008 (the "Record Date") are entitled to vote at the Annual Meeting or any postponement or adjournment thereof. On the Record Date, there were issued and outstanding 3,230,000 shares of Common Stock. Each outstanding share of Common Stock is entitled to one vote.

         The holders of a majority of the outstanding shares of the Company entitled to vote on the matters proposed herein, present in person or by Proxy, shall constitute a quorum at the Annual Meeting. The approval of a majority of the outstanding shares of Common Stock present in person or represented by Proxy, assuming a quorum at the Annual Meeting, is required for the adoption of the matters proposed herein.

         The form of Proxy solicited by the Board affords shareholders the ability to specify a choice among approval of, disapproval of, or abstention with respect to, each matter to be acted upon at the Annual Meeting. Shares of Common Stock represented by the Proxy will be voted, except as to matters with respect to which authority to vote is specifically withheld. Where the solicited shareholder indicates a choice on the form of Proxy with respect to any matter to be acted upon, the shares will be voted as specified. Abstentions and broker non-votes will not have the effect of votes in opposition to a director or "against" any other proposal to be considered at the Annual Meeting.

         The person named as proxy is John N. Harris. All shares of Common Stock represented by properly executed proxies which are returned and not revoked will be voted in accordance with the instructions, if any, given therein. If no instructions are provided in a Proxy, the shares of Common Stock represented by your Proxy will be voted FOR the Board's nominees for director and FOR the approval of Proposals 2, 3, 4, and 5 and in accordance with the Proxy holder's best judgment and as to any other matters raised at the Annual Meeting.

Dissenter's Rights

         Under Colorado law, shareholders are not entitled to dissenter's rights of appraisal on any proposal referred to herein.

         The approximate date on which this Proxy Statement and the accompanying form of Proxy are first being mailed to shareholders is July 3, 2008.


                    INFORMATION RELATING TO VARIOUS PROPOSALS

Proposal #1: ELECTION OF DIRECTORS

Information Concerning Directors

         At the time of the Annual Meeting, the Board will consist of three incumbent members (all three of which are seeking to be reelected at the Annual Meeting), in each case to hold office until the next annual or Annual Meeting of shareholders at which a new Board is elected and until their successors shall have been elected and qualified. The Company's Articles of Incorporation and

Bylaws presently provide for a Board of no less than three (3) and no more than seven (7) directors. It is intended that the accompanying Proxy will be voted in favor of the following persons to serve as directors, unless the shareholder indicates to the contrary on the Proxy.

         John N. Harris, Neil A. Cox, and William H. Reilly, who are incumbent directors, have been nominated by the Board for election as directors of the Company. All of the nominees have informed the Company that they are willing to serve, if elected, and management has no reason to believe that any of the nominees will be unavailable. In the event a nominee for director should become unavailable for election, the persons named in the Proxy will vote for the election of any other person who may be recommended and nominated by the Board for the office of director. The persons named in the accompanying Proxy intend to vote for the election as director of the nominees listed above. Information regarding directors is set forth below.

         The following table sets forth certain information with respect to each person who is currently a director and/or executive officer of the Company, as well as the persons nominated and recommended to be elected by the Board, and is based on the records of the Company and information furnished to it by the persons. Reference is made to "Security Ownership of Certain Beneficial Owners and Management" for information pertaining to stock ownership by each director and executive officer of the Company and the nominees.

Directors and Executive Officers

         The following table contains certain information with respect to the persons who are currently, or nominated to be, directors and executive officers of the Company.

  NAME                       AGE                POSITION

  John N. Harris              61          President, Chief Executive Officer,
                                          and Director

  Neil A. Cox                 58          Chief Financial Officer and Director

  William H. Reilly           54          Chief Operations Officer and Director


John N. Harris, 61, President and Director

Mr. Harris began his career in the securities industry in 1971 with Newhard Cook & Co., a St. Louis based NYSE member firm. Licensed both as a broker and principal, he ultimately managed brokerage offices for several regional NASD brokerage firms. Since 1985, he has been self-employed as a business consultant and as a private investor. For the last 5 years Mr. Harris has been an independent financial consultant. Mr. Harris brings us experience in the public securities market.

Neil A. Cox, 58, Chairman of the Board and Chief Financial Officer.

Mr. Cox has more than 30 years' experience in the securities and financial industry. He brings enthusiasm, energy, and a solid base of understanding in acquisitions, strategic planning, and public and private financing. Mr. Cox is a former officer and director of a regional broker-dealer and has been involved with structuring, financing, and investment banking activities for dozens of companies. In 1999, as chief financial officer of IDMedical.com, Mr. Cox coordinated the efforts for the company to become a publicly traded software company that tried to pioneer computerized medical records on the Internet. Mr. Cox received a Bachelor of Business Administration (BBA) from West Texas A&M University (formerly known as West Texas State University) in 1971. He served in the United States Army as an Infantry Lieutenant, and is also a licensed insurance broker. Mr. Cox had been self-employed with Rocky Mountain Securities and Investments, Inc. until 2002, a registered broker-dealer; and from 2002-2004, Mr. Cox was self-employed with Moloney Securities Co., Inc., a registered broker-dealer. Since 2004, Mr. Cox has been an independent insurance broker (Life, Health, & Accident) who has represented many Life and Health Insurance Companies and is also an independent business consultant.

William H. Reilly, 54, Chief Operations Officer/Chief Technology Officer and Director

Mr. Reilly has spent the past 25 years working with technology in support of communications and business operations. He co-founded the Frontline Group Technology Center, where he guided day-to-day operations as chief operating officer. He also served as the parent company's chief technology officer, overseeing the installation of one of the nation's first VoIP systems, serving 14 offices in 11 states. After three years he started his own consulting business, offering services to young companies that wanted to establish the necessary systems to support measured and profitable growth, including strategic marketing, consultative sales, and customer service support. He earned his undergraduate degree at Wilkes College in Pennsylvania and completed his postgraduate work at Montclair State University. Mr. Reilly has headed his own consulting company, MountainTop Back Office, since 2002 and provides technology integration and marketing services to established companies.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Our directors and officers are, or may become, in their individual capacities, officers, directors, controlling shareholder and/or partners of other entities engaged in a variety of businesses. Thus, there exist potential conflicts of interest including, among other things, time, efforts and corporation opportunity, involved in participation with such other business entities. While each officer and director of our business is engaged in business activities outside of our business, they devote to our business such time as they believe to be necessary.

         Management will devote full time to the operations of the Company, and any time spent will be devoted to screening and assessing and, if warranted, negotiating to acquire business opportunities.

                       EXECUTIVE AND DIRECTOR COMPENSATION

         The following information is set forth with respect to all remuneration paid by the Company during the year ended December 31, 2007 and 2006 to the Company's five most highly paid executive officers or directors whose total remuneration exceeded $60,000 and to all directors and officers as a group.

                              SUMMARY EXECUTIVES COMPENSATION TABLE

                                                                         Non-equity       Non-qualified
                                                                         incentive        deferred
                                                       Stock    Option   plan             compensation      All other
                                    Salary  Bonus      awards   awards   compensation     earnings         compensation    Total
Name & Position            Year     ($)     ($)        ($)      ($)      ($)              ($)               ($)            ($)
---------------------               ------   --------- ------ -------  ---------        ---------         ---------------  ------

John  Harris,              2007     36,000  0            0      0          0                0                 0            36,000
President(1)               2006     18,000  3,000        0      0          0                0                 0            21,000
---------------------               ------  ---------         -------  ---------        ---------         ---------------  ------
Neil Cox,  Chief           2007     36,000  0            0      0          0                0                 0            36,000
Financial Officer (1)      2006     18,000  3,000        0      0          0                0                 0            21,000
---------------------               ------  ---------         -------  ---------        ---------         ---------------  ------
William  Reilly,           2007     42,000  0            0      0          0                0                 0            42,000
COO/CTO (1)                2006     21,000  3,500        0      2,500(2)   0                0                 0            27,000
---------------------               ------  --------- ------- -------  ---------        ---------         ---------------  ------


(1) Payroll was made for the months of July-December 2006, therefore the actual salaries paid were: Neil Cox-$18,000, John Harris-$18,000 and William Reilly-$21,000, and Messrs. Cox and Harris each received a $3,000 bonus, and Mr. Reilly received a $3,500 bonus. The executives forgave any salary obligation for January - June of 2006 in consideration of the bonus paid in August of 2006. Messrs. Harris and Cox each forwent $15,000, and Mr. Reilly forwent $17,500.

The President, CFO and COO/CTO contributed their management services to our business until June 30, 2006, and were not paid until August 2006. The President and CFO were paid for July 2006 and August 2006 at the rate of $3,000 per month. The COO/CTO was paid for July 2006 and August 2006 at the rate of $3,500 per month. The President and CFO were paid a bonus also of $3,000 for deferring salaries until August 2006 and the COO/CTO (William Reilly) was paid a bonus of $3,500 for deferring salaries until August 2006.

(2) Mr. Reilly was issued an option to purchase 100,000 shares of the Company's common stock. The option has an exercise price of $0.55 per share and a term of 3 years expiring in August 2009. The value of the option was determined using the exercise price.

         Other than the remuneration discussed above, the Company has no retirement, pension, profit sharing, stock option or similar program for the benefit of its officers, Directors, or employees.


                                  OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END


                                  Option Awards                                                    Stock Awards

                                                                                                                         Equity
                                              Equity                                                       Equity        incentive
                                              incentive                                                    incentive     plan
                                              plan awards:                                     Market      plan awards:  awards:
                                              Number of                           Number of    value of    Number of     Market or
                Number of     Number of       securities                          shares of    shares of   unearned      payout
                securities    securities      underlying                          units of     units of    shares,       value of
                underlying    underlying      unexercised   Option                stock that   stock       units or      unearned
                unexercised   unexercised     unearned      exercise  Option      have not     that have   other rights  shares,
                options (#)   options (#)     options       price     expiration  vested       not vested  that have     units or
Name            exercisable   unexercisable   (#)           ($)       date        (#)          ($)         not vested    other
                                                                                                           (#)           rights that
                                                                                                                         have not
                                                                                                                         vested ($)
--------------- ------------- --------------- ------------- --------- ----------- ------------ ----------- ------------- -----------

John N. Harris  0             0               0             0         0           0            0           0             0

Neil A. Cox     0             0               0             0         0           0            0           0             0

William Reilly  0             0               0             0.55      8/2009      0            0           0             0

SECTION 16(A) EFICIAL OWNERSHIP REPORTING COMPLIANCE

         Our records reflect that all reports which were required to be filed pursuant to Section 16 (A) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") were filed on a timely basis. We are not aware of any failure to comply with Section 16(A) by any of the Company's officers, directors, and 10% shareholders.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The following table set forth certain information regarding the beneficial ownership of the Company's Common Stock as of March 26, 2008, by (i) each director, (ii) the current Chief Executive Officer, (iii) the Chief Financial Officer, (iv) all persons, including groups, known to the Company to own beneficially more than five percent (5%) of the outstanding Common Stock of the Company, and (v) all executive officers and directors as a group. As of December 31, 2007, there were a total of 3,230,000 shares of Common Stock outstanding.

Title             Name of                      Amount and         Percent
of                Beneficial                   Nature of          of
Class             Owner                        Beneficial         Equity(1)
                  Ownership

Common Stock      John Harris                     500,000            6.36%
                  President & Director
                  PO Box 1547
                  Lyons, CO 80540

Common Stock      Neil Cox                        500,000            6.36%
                  CFO & Director
                  5380 Highlands Drive
                  Longmont, CO 80503

Common Stock      William H. Reilly(2)            125,000            1.59%
                  COO/CTO & Director
                  4859 Dakota Blvd
                  Boulder, CO 80304

Common Stock      Capital Merchant Bank(3)        600,000            7.63%
                  600 N. Bradley Road
                  Lake Forest, IL 60045

Common Stock      Michael J. Keate(4)             600,000            7.63%
                  7841 Marguette Dr., South
                  Tinley Park, IL 60477

Common Stock      Roland Rosenboom(5)             600,000            7.63%
                  585 S. Main St.
                  Clifton, IL 60927

Common Stock      James Scanlon(6)                600,000            7.63%
                  9048 W. 5000 South Rd
                  Hescher, IL 60941

Common Stock      Mike Scanlon(7)                 600,000            7.63%
                  2316 Sunset View Rd
                  Kankakee, IL 60901

Officers and Directors as a Group                 1,125,000          14.31%
(3 persons)

(1) Based upon 3,230,000 shares of common stock issued and outstanding on December 31, 2007, warrants exercisable for 4,180,000 shares of common stock and options exercisable for 450,000 shares of common stock, there would be 7,860,000 shares of our common stock issued and outstanding, on a fully diluted basis.
(2) Consists of 25,000 shares of common stock and an option exercisable for 100,000 shares of common stock.
(3) The Capital Merchant Bank holds these 600,000 warrants beneficially for Joseph Kurczodyna.
(4) Consists of 200,000 shares of common stock and warrants exercisable for 400,000 shares of common stock.
(5) Consists of 200,000 shares of common stock and warrants exercisable for 400,000 shares of common stock.
(6) Consists of 200,000 shares of common stock and warrants exercisable for 400,000 shares of common stock.
(7) Consists of 200,000 shares of common stock and warrants exercisable for 400,000 shares of common stock

Vote Required

         The approval of a majority of the shares of Common Stock present in person or represented by proxy, assuming a quorum of the holders of Common Stock at the Annual Meeting, is required for election of the Director Nominees. Cumulative voting in the election of directors is not allowed.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ELECTION TO THE BOARD OF DIRECTORS OF THE COMPANY FOR EACH OF THE DIRECTOR NOMINEES.


Proposal 2: AMENDMENT TO ARTICLES OF INCORPORATION NAME CHANGE

         We are asking shareholders to authorize a change in the name of this corporation to Tombstone Technologies, Inc. This requires an amendment to our Articles of Incorporation.

         We believe that the name change in our Articles of Incorporation are in the best interest of our corporation, to adopt a name which maybe related to a new business attempt, in which the company may engage.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NAME CHANGE.

Proposal 3: AUTHORIZATION TO AMEND THE COMPANY'S ARTICLES OF INCORPORATION TO PERMIT THE ISSUE OF UP TO ONE MILLION (1,000,000) SHARES OF PREFERRED STOCK IN SUCH CLASSES AND SERIES WITH SUCH RIGHTS, PRIVILEGES AND PREFERENCES AS THE BOARD MAY HEREAFTER DETERMINE.

            We are asking shareholders to authorize the directors of the Company to have the authority to issue up to one million (1,000,000) shares of Preferred Stock. This requires an amendment to our Articles of Incorporation. These shares are known as "blank check" preferred, because the Board can set in its discretion the classes, series and rights, privileges and preferences as it may determine in the future.

             The Company is seeking to authorize Preferred Stock, because, in recent years, financing for smaller companies has often required the issuance of a senior class of stock with certain protections and preferences, upon liquidation, dividends, conversion privileges, anti-dilution provisions and other types of preferences and rights which are not found in "common" stock. Preferred stock is also frequently used to finance acquisitions, either by issuance for cash as equity in lieu of debt, or for asset acquisition. The Company does not have any plans to issue any shares of Preferred Stock, at this time.

            If the additional Preferred Stock is authorized, the Board will have complete discretion to authorize Series and Classes, and to negotiate and set the rights, privileges, and preferences of the classes and series. The discretion is commonly called a "blank check" when discussing Preferred Stock for which the Designations of Rights, Privileges, and Preferences have not been established.

            Management will have also the discretion, subject to Board approval of how, when, and for what consideration the Preferred Shares may be issued. The Board can approve significant liquidation, dividend, voting conversion, and redemption rights that are very superior to those of common stock to the serious detriment of common stockholders. If the Preferred Stock authorization is approved, thereafter the common shareholder's will have NO other future input or approval over the Preferred Stock issuance, or its rights, privileges, preferences, or its series or classes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE AUTHORIZATION TO ISSUE UP TO ONE MILLION (1,000,000) SHARES OF PREFERRED STOCK.

Proposal 4: APPOINTMENT OF CORDOVANO AND HONECK LLP

         Cordovano and Honeck LLP., Independent Public Accountants, of Englewood, Colorado have been appointed as the Certifying Accountants for the period through fiscal year 2008 and shareholders are asked to ratify such appointment. Ratification of the appointment of Cordovano and Honeck LLP, as the Company's independent public accountants for the fiscal year ending December 31, 2008 will require the affirmative vote of a majority of the shares of Common

Stock represented in person or by proxy and entitled to vote at the Annual Meeting. In the event the stockholders do not ratify the appointment of Cordovano and Honeck LLP. for the forthcoming fiscal year, such appointment will be reconsidered by the Board. Representatives of Cordovano and Honeck LLP. are not expected to be present at the Annual Meeting and will not make statements.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF THE COMPANY'S INDEPENDENT ACCOUNTANTS.

         In the event that the ballot is left blank for a proposal, it will be deemed a "For" vote.


                         FINANCIAL AND OTHER INFORMATION

         Reference is made to the financial statements and other information included in the Company's Annual Report on Form 10-KSB for the period ended December 31, 2007 (as filed with the Securities and Exchange Commission on February 1, 2008), which is incorporated herein by reference. A Copy of such report is included in this mailing. If you do not receive a copy of such report, the Company undertakes to provide to you, without charge, upon a written or oral request by you and by first class mail or other equally prompt means within one business day of receipt of such request, a copy of such report. Written requests for such report should be addressed to the Office of the President, Tombstone Cards, Inc., 5380 Highlands Drive, Longmont, CO 80503.


                              SHAREHOLDER PROPOSALS

         Shareholders are entitled to submit proposals on matter appropriate for shareholder action consistent with regulations of the Securities and Exchange Commission. Should a shareholder intend to present a proposal at next year's annual meeting, it must be received by John N. Harris, the President of the Company, at Tombstone Cards, Inc., 5380 Highlands Drive, Longmont, CO 80503, no later than 30 days prior to fiscal year end, in order to be included in the Company's proxy statement and form of proxy relating to that meeting. It is anticipated that the next annual meeting will be held in June, 2009.


                                  OTHER MATTERS

         The Board is not aware of any other matter other than those set forth in this Proxy Statement that will be presented for action at the Annual Meeting. If other matters properly come before the Annual Meeting, the persons named as proxies intend to vote the shares they represent in accordance with their best judgment in the interest of the Company.

Dated: June 30, 2008                Tombstone Cards, Inc.

                                    By the order of the Board of Directors


                                    /s/ John N. Harris
                                    -----------------------------------
                                    John N. Harris, President, CEO, and
                                    Director

                                     BALLOT



                              Tombstone Cards, Inc.
                              5380 Highlands Drive
                               Longmont, CO 80503
                                 (303) 684-6644

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

         The undersigned hereby appoints David Cutler proxy, with full power of substitution, for and in the name or names of the undersigned, to vote all shares of Common Stock of Tombstone Cards, Inc. held of record by the undersigned at the Annual Meeting of Stockholders to be held on July 24, 2008, at 10:00 a.m., at 7609 Ralston Road, Arvada, CO 80002, and at any adjournment thereof, upon the matters described in the accompanying Notice of Annual Meeting and Proxy Statement, receipt of which is hereby acknowledged, and upon any other business that may properly come before, and matters incident to the conduct of, the meeting or any adjournment thereof. Said person is directed to vote on the matters described in the Notice of Annual Meeting and Proxy Statement as follows, and otherwise in their discretion upon such other business as may properly come before, and matters incident to the conduct of, the meeting and any adjournment thereof.

     1. To elect three (3) directors to hold office until the next annual meeting of stockholders or until their respective successors have been elected and qualified:

         Nominees: John N. Harris, Neil A. Cox, and William Reilly

         [_] FOR: nominees listed above (except as marked to the contrary below).

         [_] WITHHOLD authority to vote for nominee(s) specified below.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), write the applicable name(s) in the space provided below.

------------------------------------------------------

     2. To authorize a change in the name of this corporation to a Tombstone Technologies, Inc. (Requires an amendment to the Articles of Incorporation.)

                  [_] FOR           [_] AGAINST               [_] ABSTAIN

     3. To authorize the creation of a Preferred Class of stock (requires an amendment to the Articles of Incorporation.)

                  [_] FOR           [_] AGAINST               [_] ABSTAIN


     4. To ratify the appointment of our auditors, Cordovano and Honeck LLP.

                  [_] FOR           [_] AGAINST               [_] ABSTAIN


YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU MAY SIGN AND RETURN THIS PROXY CARD IN THE ENCLOSED ENVELOPE.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE STATED PROPOSALS.


Number of shares owned ________________



-------------------------------------       ------------------------------------
Signature of Stockholder                             Signature if held jointly

Printed name: __________________________    Printed name: ______________________

Address: ______________________________

         --------------------------------

                                             Dated: _____________________, 2008

IMPORTANT: If shares are jointly owned, both owners should sign. If signing as attorney, executor, administrator, trustee, guardian or other person signing in a representative capacity, please give your full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.



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